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                                UAM Funds, Inc.
                                Funds for the Informed Investor/sm/

                        McKee Domestic Equity Portfolio
                          Institutional Class Shares
                       Supplement dated December 7, 2001
                     to the Prospectus dated March 1, 2001

The Board of Directors of UAM Funds, Inc. has approved the liquidation of the McKee Domestic Equity Portfolio (the "Fund"). A special shareholder meeting has been called for January 4, 2002 to vote on approval of a Plan of Liquidation (the "Plan"). Shareholders of the Fund, as well as potential investors, should be aware that once the Plan has been approved by the Fund's shareholders, the assets of the Fund will be liquidated.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


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